CMO Desk

Deal Summary Report

CSFB03-19GIBBG2 30 year 5.2's

Date:07/10/2003

10:32:18

CMO Structuring Desk: 212 325-4314 Fax: 212 325-8148 Pac Bands I: 125- 350 II: 125- 800 III:  0-  0

Closing Date: 7/31/2003

WHOLE 30 year Pricing Speed: 300 PSA

Pacl %: 54.29

First Pay: 8/25/2003

WAC:6.00 WAM:358.00

Tranche Name	Balance	Coupon	Payment Window	Aver. Life	Dur	Tx/ Index	Spread Margin	Yield	Price %	Description		Cap	Mult	Bal %
1A22	44,871,000.00	3.00000	7/04- 2/07	2.34		0.00				"Pac band: 125 to 800	0.0000			11.64
1A15	68,062000.00	3.00000	8/03- 9/11	5.01		0.00					0.0000			17.66
1A3	25,360,000.00	3.00000	8/03-12/07	2.50		0.00					0.0000			6.58
1A19	20,000,000.00	5.25000	9/11- 5/33	11.74	8.43	0.00	0.0	5.207	100-15.50		0.4307			5.19
1A2	72,354,828.57	5.25000	8/03- 5/18	4.10	1.72	0.00	0.0	25.229	12-00.90	"Combined: A2E A2D A2C A	0.0392			18.78
1Al	49,074,000.00	3.85000	8/03- 5/18	5.98		0.00				"Combined: AIC AIB AIA	0.0000			12.73
1A14	1,865,000.00	5.25000	5/18- 5/33	18.16		0.00					0.0000			0.48
1A5	69,071,671.00	5.25000	8/03- 2/08	2.39		0.00					0.0000			17.92
1A16	14,000,000.00	2.70000	8/03- 2/08	2.39		1ML	+ 1.00			" 1ML + 1.000000 cap: 7.	0.0000	7.5	1.00	3.63
1A20	5,222,222.00	11.52766	8/03- 2/08	2.39		1ML	+16.09			16.085 + -2.681 * 1M	0.0000	16.1	-2.68	1.36
1A21	777,778.00	9.00000	8/03- 2/08	2.39		1ML	+117.00			" 117.000 + -18.000 * 1M	0.0000	9.0	-18.00	0.20
1A8	4,000,000.00	5.25000	8/03- 2/08	2.39		0.00					0.0000			1.04
1A6	8,589,568.00	5.25000	2/08- 3/10	5.28		0.00					0.0000			2.23
1A9	5,000,000.00	5.25000	2/08- 3/10	5.28		0.00					0.0000			1.30
1A7	17,539,761.00	5.25000	3/10- 5/33	12.50		0.00					0.0000			4.55
1A10	3,000,000.00	5.25000	3/10- 5/33	12.50		0.00					0.0000			0.78
1A4	35,000,000.00	5.25000	8/08- 5/33	10.88	7.89	0.00	0.0	5.114	101-05.50		0.7109			9.08
1A23	2,381,000.00	5.25000	8/08- 5/33	10.88	7.89	0.00	0.0	5.114	101-05.50		0.0484			0.62
1B1	11,561,350.00	5.25000	8/03- 5/33	10.30	7.52	10.30	159.1	5.057	101-17	"Sub. Bond, 3.00 percent	0.2246			3.00
Tot: 19	385,375,350	4.26430		5.34	1.47		-815.3665		20-10.65
Collateral
				WAC
				6.000

Type	Bal(MM)	Coup	Prepay	WAM	Age	AcrInt(M)
WHOLE	385.375	5.250	PSA 300	358	2	1686.017

# 1

385.375 5.2500

358.0 2.0 1686.017

Yield Curve

Indices

Yr

1.95

2.99

4.99

9.99

27.74

1ML

Yld

1.327

1.650

2.394

3.448

4.472

1.284

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CMO Desk

Deal Summary Report

CSFB03-19GIBBG2 30 year 5.2's

Date:07/10/2003

10:32:18

CMO Structuring Desk: 212 325-4314 Fax: 212 325-8148 Pac Bands I: 125- 350 II: 125- 800 III:  0-  0

Closing Date: 7/31/2003

WHOLE 30 year Pricing Speed: 300 PSA

Pacl %: 54.29

First Pay: 8/25/2003

WAC:6.00 WAM:358.00

Tranche Name	Balance	Coupon	Payment Window	Aver. Life	Dur	Tx/ Index	Spread Margin	Yield	Price %	Description	Cap	Mult	Bal %

Tot: 19

385,375,350

4.26430

5.34 1.47

-815.3665 20-10.65

Collateral

Type	Bal(MM)	Coup	Prepay	WAM	Age	AcrInt(M)	WAC
WHOLE	385.375	5.250	PSA 300	358	2	1686.017	6.000

# 1

385.375 5.2500

358.0 2.0 1686.017

Yield Curve

Indices

Yr

1.95

2.99

4.99

9.99

27.74

1ML

Yld

1.327

1.650

2.394

3.448

4.472

1.284

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.